                                                                      EXHIBIT 24

                      BANKERS TRUST NEW YORK CORPORATION
                      ----------------------------------
                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Frank N. Newman, George J. Vojta, Richard H. Daniel, R. Kelly Doherty, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the "Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of common stock of the Corporation to be used in connection with the acquisition of Alex. Brown Incorporated, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to a Registration Statement to be filed with the Securities and Exchange Commission to any and all amendments, including pre-and post-effective amendments, to the said Registration Statement and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

June 17, 1997                   Bankers Trust New York Corporation


                                By /s/ Frank N. Newman
                                  --------------------------------
                                       Frank N. Newman
                                       Chairman of the Board



/s/ Frank N. Newman
-------------------------------
Frank N. Newman
Chairman of the Board, Chief
Executive Officer and President
(Principal Executive Officer)



/s/ Richard H. Daniel
--------------------------------
Richard H. Daniel
Vice Chairman, Chief Financial
Officer and Controller
(Principal Financial Officer)

/s/ George B. Beitzel
---------------------------             Director
George B. Beitzel



---------------------------             Director
Phillip A. Griffiths


/s/ William R. Howell
---------------------------             Director
William R. Howell


/s/ Vernon E. Jordan, Jr.
---------------------------             Director
Vernon E. Jordan, Jr.


/s/ Hamish Maxwell
---------------------------             Director
Hamish Maxwell


/s/ N.J. Nicholas Jr.
---------------------------             Director
N.J. Nicholas Jr.


/s/ Russell E. Palmer
---------------------------             Director
Russell E. Palmer


/s/ Donald L. Staheli
---------------------------             Director
Donald L. Staheli


/s/ Patricia C. Stewart
---------------------------             Director
Patricia C. Stewart


/s/ George J. Vojta
---------------------------             Director
George J. Vojta


/s/ Paul A. Volcker
---------------------------             Director
Paul A. Volcker